EXHIBIT 33.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350




The following certification accompanies the issuer's Annual Report on Form 10-K and is not filed, as provided in Release 33-8212. 34-47551 dated March 21, 2003.

                                  EXHIBIT 33.2



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-K of North Bay Bancorp for the year ended December 31, 2004, I, Lee-Ann Cimino, Chief Financial Officer of North Bay Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:


     (1) such Annual Report on Form 10-K of North Bay Bancorp for the year ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) the information contained in such Annual Report on Form 10-K of North Bay Bancorp for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of North Bay Bancorp.


Dated:  March 28, 2005

                                /s/ Lee-Ann Cimino
                               -------------------------------------------------
                               LEE-ANN CIMINO
                               Senior Vice President and Chief Financial Officer (Principal Financial Officer)